                          ANNUAL REPORT / MARCH 31 2000

                         AIM HIGH INCOME MUNICIPAL FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                OASIS IN THE URBAN JUNGLE BY JANE WOOSTER SCOTT

        ZOOS, AMUSEMENT PARKS AND SIMILAR ATTRACTIONS CAN BE A STIMULUS

      TO OTHER PROJECTS IN THE IMMEDIATE AREA. IN SELECTING SECURITIES FOR

        AIM HIGH INCOME MUNICIPAL FUND, WE LOOK FOR BONDS THAT ARE SUP-

        PORTED WITH REVENUE GENERATED BY WELL-MANAGED PROJECTS THAT MAKE

                              GOOD ECONOMIC SENSE.

                     -------------------------------------

For shareholders who seek a high level of current income exempt from federal taxes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Income Municipal Fund's performance figures are historical, and they reflect reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differing sales-charge structure and expenses.
o Had fees and expenses not been waived during the fiscal year, fund returns would have been lower.
o During the fiscal year, the fund paid distributions for Class A, Class B, and Class C shares of $0.56, $0.48, and $0.48 per share, respectively.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund invests primarily in higher-yielding, lower-rated municipal bonds, commonly known as junk bonds. These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM HIGH INCOME MUNICIPAL FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholders:

                    The reasons for investing in municipal bonds, which are
     [PHOTO OF      generally exempt from federal income taxes, were compelling
    Charles T.      at the close of the fiscal year ending March 31, 2000. Newly
      Bauer,        issued investment-grade municipal bonds were offering yields
   Chairman of      that were comparable to those of U.S. Treasury securities,
   the Board of     which are subject to federal income taxes. On the other
     THE FUND       hand, newly issued high-yield municipal bonds were offering
   APPEARS HERE]    yields well above those of Treasuries. Taking into account the tax-exempt status of municipal bonds, their yields were even more attractive.
                         1999 was a very difficult year for bonds, including
                    municipal issues. However, the first quarter of 2000 witnessed an upturn in the performance of municipal bonds.
                    The changeable nature of the markets reinforces our confidence in the wisdom of investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how shifting market conditions affect you and your portfolio--and help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

TAX PLANS AND MUNICIPAL BONDS
Because 2000 is an election year, talk of replacing the current federal income tax system with a flat tax or a national sales tax could resurface. However, we believe the prospects are remote that either plan will be adopted. For one, a flat tax could mean higher taxes for most Americans. Secondly, no flat-tax or national-sales-tax bills have been formally proposed. Moreover, both plans would eliminate most tax write offs--a move that would likely generate strong opposition. Finally, we don't believe the federal government would eliminate the tax-advantaged status of municipal debt at a time when more public spending responsibilities are being shifted to the state and local level. Thus, we expect municipal bonds to remain a viable and attractive investment option.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the fiscal year ended March 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative.
     If you have any questions or comments, we invite you to contact us, either at our Web site, www.aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.

Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                              ...THE FIRST QUARTER

                                OF 2000 WITNESSED

                                AN UPTURN IN THE

                                 PERFORMANCE OF

                                MUNICIPAL BONDS.

                     -------------------------------------


                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AFTER DIFFICULT 1999, MUNICIPAL BONDS
SHOW SIGNS OF RECOVERY

MUNICIPAL-BOND PERFORMANCE IMPROVED AS THE FISCAL YEAR DREW TO A CLOSE. HOW DID AIM HIGH INCOME MUNICIPAL FUND FARE? After enduring one of their worst years ever in 1999, municipal bonds, including high-yield issues, bounced back during the first quarter of 2000. Investors were drawn to municipal bonds, which are generally exempt from federal income taxes, largely because of their compelling yields. In many instances, newly issued high-yield municipal bonds offered yields exceeding those of U.S. Treasury securities. In conjunction with this trend, your fund continued to provide solid current income, exempt from federal taxes, as shown on the accompanying table.
     The earlier weakness in the municipal-bond market--primarily the product of rising interest rates--affected thE fund's total returns. Excluding sales charges, total returns for the fiscal year ended March 31, 2000, were -7.79% for Class A shares and -8.54% for Class B and Class C shares. The fund's performance improved noticeably during the final month of the fiscal year. Excluding sales charges, cumulative total returns for March were 1.58% for Class A shares and 1.51% for Class B and Class C shares. Please keep in mind, the fund is managed more for income than for total return.

WHAT WERE THE MAJOR TRENDS IN THE BOND MARKET?
Among the major themes dominating the bond market during the fiscal year were the monetary tightening policy of the Federal Reserve Board (the Fed) and the U.S. Treasury Department's buyback of some of its debt. In five moves between June 1999 and March 2000, the Fed raised the key federal funds rate--the rate banks charge each other for overnight loans--from 4.75% to 6.0%. The Fed's moves were designed to slow robust economic growth and forestall inflation.
     In 1999, rising interest rates negatively affected nearly every bond sector. The year was the worst for bonds since 1994. Treasury issues, which are particularly sensitive to interest-rate hikes, were especially hard hit, underperforming nearly every other sector of the bond market.
     However, in the first quarter of 2000, Treasuries, particularly longer-maturity issues, emerged as market leaders. The primary catalyst for this turnaround was the Treasury Department's launch of a planned $32 billion buyback of its debt, made possible by a federal government surplus. Because the initial buyback mainly affected longer-term Treasuries, it drove their prices higher, sending their yields lower. As a result, the yield of the 30-year Treasury bond actually dropped below that of the 10-year Treasury note, creating an unusual phenomenon known as an inverted yield curve. Normally, bonds with longer maturities have higher yields than those with shorter maturities, and the shape of the yield curve generally reflects this tendency.

HOW DID MUNICIPAL BONDS PERFORM?
Trends in the municipal-bond market were similar to those in the Treasury market. In 1999, municipal bonds (munis), hurt by rising interest rates and an overabundance of supply, posted losses for the year. But as borrowing costs rose and state and local governments took in more revenue, they cut back on their issuance of new municipal bonds. In the first quarter of 2000, new-issue volume was down nearly 40% from the comparable period in 1999.
     The diminished new-issue supply, combined with attractive yields, sparked a rally in the municipal-bond market. However, muni bonds did not appreciate as dramatically in price as Treasuries. Consequently, muni yields did not drop as significantly as Treasury yields. Many higher-yielding muni bonds thus enjoyed a fairly significant yield advantage over Treasuries.
     Both general obligation and revenue bonds participated in the muni bond rally. General obligation bonds are supported by tax dollars, while revenue bonds are funded with revenue generated by various projects. Similar to Treasuries, longer-term


ATTRACTIVE INCOME

As of 3/31/00

                                                  30-DAY
              30-DAY                             SEC YIELD
        DISTRIBUTION RATE  TAXABLE EQUIVALENT   AT MAXIMUM   TAXABLE EQUIVALENT
              AT NAV       DISTRIBUTION RATE* OFFERING PRICE  30-DAY SEC YIELD*
--------------------------------------------------------------------------------
Class A       6.40%               10.60%             6.14%           10.17%
Class B       5.53                 9.16              5.70             9.44
Class C       5.53                 9.16              5.70             9.44
*Assumes highest marginal federal tax rate of 39.6%
================================================================================


          See important fund and index disclosures inside front cover.

                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


muni bonds outperformed shorter-term issues. Within the revenue bond sector, hospital bonds, hard hit in 1999, bounced back in the first quarter of 2000.

HOW DID YOU MANAGE THE FUND?
We took advantage of the market downturn in 1999 to buy higher-coupon bonds at attractive prices. During the fiscal year, we lowered the fund's duration from
10.29 years to 9.96 years. Duration is an indicator of the sensitivity of a bond's coupon to changes in interest rates. Funds with shorter duration tend to be less sensitive to price fluctuations. The fund's relatively long duration has hurt its performance, but we believe it will be a positive factor in a stable interest-rate environment.

HOW WAS THE FUND'S PORTFOLIO STRUCTURED AT THE END OF THE FISCAL YEAR?
The fund had 94 longer-maturity holdings--99% were revenue bonds and 1% general obligation bonds. The fund was diversified across several sectors. Hospital bonds composed 21.2% of the portfolio, followed by nursing home bonds, 17.8%, and multi-family housing bonds, 12.5%. As the population ages, we anticipate that the need will grow for the services of hospitals and nursing homes in particular.

WHAT WAS THE CREDIT QUALITY OF THE PORTFOLIO?
As of March 31, 2000, the fund had an average portfolio quality rating equivalent to BB. Non-rated securities, with an equivalent rating of BB based on an internal analysis by fund management, made up 83% of the fund's holdings. Bonds rated BB or better as measured by Standard & Poor's (S&P), a widely known credit-rating agency, constituted approximately 17% of the portfolio. S&P ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the portfolio.

WHAT IS YOUR OUTLOOK?
The near-term outlook for bonds could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." It appears that the Fed's tightening cycle may be winding down, although the central bank is expected to approve one or two more rate increases in the months ahead. If the Fed is successful in slowing economic growth to a more sustainable rate and keeping inflation subdued, it could prolong the current record economic expansion. Such an environment could prove favorable for bonds. Moreover, while past performance cannot guarantee comparable future results, the bond market has seldom had two dismal years in a row.
     We remain optimistic about municipal bonds, including high-yield issues. More Americans are becoming subject to higher federal-income tax brackets. Also, as baby-boomers get closer to retirement, they may shift more of their assets into fixed-income investments. These two trends could benefit municipal bonds and the fund. Additionally, municipal-bond yields remain highly attractive.


PORTFOLIO COMPOSITION

As of 3/31/00, based on total net assets

TOP FIVE BOND HOLDINGS
================================================================================
                       Coupon      Maturity        %
--------------------------------------------------------------------------------
Onondaga                7.00%      11/01/30      3.14%
(County of)
Industrial
Development
Agency

Ohio                    8.50%      08/01/22      2.80%
(State of)
(CSC Limited
Project)


Boulder                 5.85%      01/01/22      2.64%
(City of)
(Boulder City
Hospital Inc.)


Orange (County of)      6.40%      07/01/32      2.21%
Housing Finance
Authority


Montgomery              7.38%      12/01/30      2.02%
(County of)
Higher Education
& Health Authority
================================================================================


CREDIT RATING OF HOLDINGS

================================================================================
PIE CHART
--------------------------------------------------------------------------------
BB 6.0%
AAA 6.0%
BBB 5.0%
Non-Rated 83.0%
================================================================================


================================================================================
REVENUE BONDS 99%
GENERAL OBLIGATION BONDS 1%
NUMBER OF BOND HOLDINGS 94
AVERAGE MATURITY 22.49 Years
DURATION 9.96 Years
================================================================================

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

          See important fund and index disclosures inside front cover.

                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


                       YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH INCOME MUNICIPAL FUND VS. BENCHMARK INDEX

1/2/98-3/31/00

in thousands
===============================================================================
           AIM High Income  AIM High Income  AIM High Income
           Municipal Fund,  Municipal Fund,  Municipal Fund,   Lehman Municipal
           Class A Shares   Class B Shares   Class C Shares       Bond Index
-------------------------------------------------------------------------------

1/2/98          9524             10000            10000             10000
3/31/98         9623             10081            10079             10115
6/30/98         9818             10256            10254             10269
9/30/98        10086             10528            10526             10584
12/31/98       10123             10536            10534             10647
3/31/99        10201             10608            10606             10742
6/30/99        10117             10490            10488             10552
9/30/99         9835             10177            10175             10510
12/31/99        9352              9656             9665             10428
3/31/00         9348              9366             9634             10734

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc., Towers Hypo

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

ABOUT THIS CHART
This chart compares your fund to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 1/2/98-3/31/00. It is important to understand differences between your fund and an index. An index measures performance of a hypothetical portfolio. A market index such as the Lehman Municipal Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/00, including sales charges

================================================================================
Class A Shares
--------------------------------------------------------------------------------
Inception (1/2/98)                -2.70%
  1 year                         -12.17*
*-7.79% excluding sales charges

Class B Shares
--------------------------------------------------------------------------------
Inception (1/2/98)                -2.54%
  1 year                         -12.88**
**-8.54% excluding CDSC

Class C Shares
--------------------------------------------------------------------------------
Inception (1/2/98)                -1.35%
  1 year                          -9.41***
***-8.54% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of the index cited on this page, please see the inside front cover.

                         AIM HIGH INCOME MUNICIPAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2000

                                          PAR       MARKET
                                         (000)       VALUE
LONG-TERM MUNICIPAL OBLIGATIONS-92.95%

CALIFORNIA-3.10%

California (State of) Educational
  Facilities Authority (Fresno Pacific
  University); Series A RB
  6.75%, 03/01/19                        $1,000   $ 1,033,830
-------------------------------------------------------------
Sacramento (City of) Financing
  Authority (Convention Center Hotel);
  Series A Senior RB
  6.25%, 01/01/30                         1,000       920,540
-------------------------------------------------------------
                                                    1,954,370
-------------------------------------------------------------

COLORADO-3.36%

Colorado Health Facilities Authority
  (Volunteers of America); Health and
  Residential Care Facilities Series A
  RB
  6.00%, 07/01/29                           850       706,095
-------------------------------------------------------------
Saddle Rock (City of) South
  Metropolitan District No. 2 (Mill
  Levy Obligation); Limited Tax Series
  GO
  7.20%, 12/01/19                           650       650,429
-------------------------------------------------------------
St. Vincent General Hospital District
  of Colorado; Series RB
  6.00%, 12/01/19                           885       758,790
-------------------------------------------------------------
                                                    2,115,314
-------------------------------------------------------------

CONNECTICUT-0.78%

Connecticut (State of) Development
  Authority (Watson Foods Co., Inc.);
  Series IDR
  5.90%, 06/01/28(a)                        555       494,805
-------------------------------------------------------------

FLORIDA-6.35%

Lexington Oaks (District of); Community
  Development Special Assessment Series
  B RB
  6.70%, 05/01/07                           500       502,755
-------------------------------------------------------------
Orange (County of) Housing Finance
  Authority (Brentwood Park
  Apartments); Multifamily Housing
  Series G RB
  6.40%, 07/01/32                         1,500     1,394,205
-------------------------------------------------------------
Orange (County of) Housing Finance
  Authority (Palm West Apartments);
  Multifamily Housing Series B RB
  6.50%, 03/01/34                         1,000       903,400
-------------------------------------------------------------
Sumter (County of) Industrial
  Development Authority (Wecare Nursing
  Center Project); Health Care
  Facilities Series A RB
  6.75%, 04/01/29                         1,405     1,202,497
-------------------------------------------------------------
                                                    4,002,857
-------------------------------------------------------------

GEORGIA-4.27%

Fulton (County of) Housing Authority
  (Azalea Manor Project); Multifamily
  Housing RB
  6.50%, 02/01/28                           780       731,492
-------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project);
  Multifamily Housing RB
  6.40%, 02/01/19                           775       728,965
-------------------------------------------------------------
  6.50%, 02/01/28                           225       209,455
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
GEORGIA-(CONTINUED)

Rockdale (County of) Development
  Authority (Visy Paper, Inc.); Solid
  Waste Disposal RB
  7.50%, 01/01/26(a)                     $1,000   $ 1,023,180
-------------------------------------------------------------
                                                    2,693,092
-------------------------------------------------------------

ILLINOIS-4.64%

Crestwood (City of); Tax Increment
  Revenue Refunding Non-Qualified Bonds
  7.25%, 12/01/08                           100       103,131
-------------------------------------------------------------
Hoopeston (City of) Hospital Capital
  Improvement (Hoopeston Community
  Memorial Hospital); Refunding RB
  6.55%, 11/15/29                           700       626,185
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Bethesda Home & Retirement); Series
  A RB
  6.25%, 09/01/14                           500       473,455
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Bohemian-Tabor Hills); Refunding
  Series A RB
  5.90%, 11/15/24                           775       642,948
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Lifelink Corp. Obligation Group);
  Refunding RB
  5.85%, 02/15/20                           350       293,475
-------------------------------------------------------------
  5.70%, 02/15/24                           850       683,884
-------------------------------------------------------------
Saint Charles (City of) (Tri-city
  Center Associates Limited Project);
  IDR
  7.50%, 11/01/13                           100       100,963
-------------------------------------------------------------
                                                    2,924,041
-------------------------------------------------------------

INDIANA-0.97%

Indiana Health Facilities Financing
  Authority (Franciscan Eldercare
  Community Services); RB
  5.88%, 05/15/29                           750       613,612
-------------------------------------------------------------

IOWA-0.16%

Iowa Finance Authority (Park West
  Housing Project); Multifamily
  Refunding RB
  8.00%, 10/01/23                           100       100,754
-------------------------------------------------------------

KANSAS-1.96%

Hutchinson (City of) Health Care
  Facilities (Wesley Towers Inc.);
  Refunding & Improvement Series A RB
  6.25%, 11/15/19                           750       662,220
-------------------------------------------------------------
Lawrence (City of) (Holiday Inn
  Project); Commercial Development
  Senior Refunding Series A RB
  8.00%, 07/01/16                            40        41,324
-------------------------------------------------------------
Olathe (City of) Senior Living
  Facilities (Aberdeen Village Inc.);
  Series A RB
  7.00%, 05/15/20                           200       197,854
-------------------------------------------------------------
  7.50%, 05/15/24                           330       332,666
-------------------------------------------------------------
                                                    1,234,064
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
KENTUCKY-1.82%

Jefferson (County of) Health Facilities
  (Beverly Enterprises Inc. Project);
  Refunding RB
  5.88%, 08/01/07                        $  675   $   638,334
-------------------------------------------------------------
Newport (City of) Public Properties
  Corporation (Public Parking & Plaza);
  First Mortgage Series A-1 RB
  8.50%, 01/01/27                           500       508,000
-------------------------------------------------------------
                                                    1,146,334
-------------------------------------------------------------

MASSACHUSETTS-1.10%

Massachusetts (State of) Health &
  Educational Facilities Authority
  (Christopher House); Refunding Series
  A RB
  6.88%, 01/01/29                           750       690,787
-------------------------------------------------------------

MICHIGAN-3.87%

Garden City Hospital Finance Authority
  (Garden City Hospital Osteo Group);
  Hospital Refunding Series A RB
  5.75%, 09/01/17                         1,500     1,221,915
-------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System
  Inc.); Refunding RB
  5.88%, 10/01/16                           920       785,625
-------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited GO
  6.00%, 05/15/18                           500       431,375
-------------------------------------------------------------
                                                    2,438,915
-------------------------------------------------------------

MINNESOTA-6.42%

Columbia Heights (City of) Multifamily
  and Health Care Facility (Crest View
  Corp. Project); RB
  6.00%, 03/01/33                           500       412,710
-------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Ebenezer Society Project);
  Series A RB
  7.00%, 07/01/12                           100        97,740
-------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Shelter Care Foundation);
  Series A RB
  6.00%, 04/01/10                         1,060       979,652
-------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing
  Development Project); Multifamily
  Refunding Series A RB
  6.00%, 06/01/18                           500       429,945
-------------------------------------------------------------
Northfield (City of) Health Care
  Facilities (Retirement Center);
  Refunding and Improvement Series A RB
  5.75%, 05/01/16                           335       283,075
-------------------------------------------------------------
  6.00%, 05/01/28                           500       416,895
-------------------------------------------------------------
Richfield (City of) Senior Housing;
  Series A RB
  6.75%, 02/01/14                           300       298,101
-------------------------------------------------------------
  7.38%, 02/01/19                           400       401,660
-------------------------------------------------------------
St. Paul (City of) Port Authority and
  Hotel Facilities (Radisson Kellogg
  Project); Series 2 RB
  7.38%, 08/01/29                           750       730,088
-------------------------------------------------------------
                                                    4,049,866
-------------------------------------------------------------

MISSISSIPPI-0.40%

Ridgeland Urban Renewal (The Orchard
  Limited Project); Refunding Series A
  RB
  7.75%, 12/01/15                           250       255,950
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
MISSOURI-2.02%

Good Shepherd Nursing Home District;
  Nursing Home Facilities Refunding RB
  5.90%, 08/15/23                        $  500   $   417,145
-------------------------------------------------------------
Madison (County of); Hospital Refunding
  RB
  5.88%, 10/01/26                           500       411,240
-------------------------------------------------------------
Valley Park Industrial Development
  Authority (Cape Albeon Project);
  Senior Housing RB
  6.15%, 12/01/33                           500       447,565
-------------------------------------------------------------
                                                    1,275,950
-------------------------------------------------------------

NEVADA-2.64%

Boulder (City of) (Boulder City
  Hospital Inc.); Refunding Hospital
  Series RB
  5.85%, 01/01/22                         2,000     1,667,060
-------------------------------------------------------------

NEW HAMPSHIRE-1.34%

New Hampshire Business Financial
  Authority (Alice Peck Day Health
  System); Series A RB
  6.88%, 10/01/19                           750       705,285
-------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority: RB
  Daniel Webster College;
  7.63%, 07/01/04(b)(c)                     100       112,139
-------------------------------------------------------------
  Franklin Pierce College;
  6.00%, 10/01/18                            30        28,108
-------------------------------------------------------------
                                                      845,532
-------------------------------------------------------------

NEW JERSEY-5.05%

New Jersey Economic Development
  Authority (Continental Airlines,
  Inc.); Special Facilities Series RB
  6.40%, 09/15/23(a)                      1,160     1,100,736
-------------------------------------------------------------
  6.25%, 09/15/29(a)                        750       685,395
-------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority (Raritan Bay
  Medical Center); RB
  7.25%, 07/01/14                           750       708,008
-------------------------------------------------------------
  7.25%, 07/01/27                           750       687,075
-------------------------------------------------------------
                                                    3,181,214
-------------------------------------------------------------

NEW MEXICO-0.63%

Sante Fe (County of) (El Castillo
  Retirement Project); Series A RB
  5.63%, 05/15/25                           500       396,260
-------------------------------------------------------------

NEW YORK-5.28%

New York Industrial Development Agency
  (Field Hotel Associates LP);
  Refunding IDR
  5.80%, 11/01/13                           475       432,692
-------------------------------------------------------------
  6.00%, 11/01/28                           500       432,230
-------------------------------------------------------------
New York Industrial Development Agency
  (Marymount Manhattan College
  Project); Civic Facility RB
  7.00%, 07/01/23(b)                        150       159,029
-------------------------------------------------------------
Onondaga (County of) Industrial
  Development Agency (Solvay Paperboard
  LLC Project); Solid Waste Disposal
  Facility Refunding Series RB
  7.00%, 11/01/30(a)                      2,000     1,979,920
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
NEW YORK-(CONTINUED)

Suffolk (County of) Industrial
  Development Agency (Spellman High
  Voltage Facility); Series A IDR
  6.38%, 12/01/17(a)                     $  350   $   325,003
-------------------------------------------------------------
                                                    3,328,874
-------------------------------------------------------------

NORTH DAKOTA-0.69%

Grand Forks Senior Housing (4000 Valley
  Square Project); Special Term Series
  RB
  6.38%, 12/01/34                           500       435,425
-------------------------------------------------------------

OHIO-6.78%

Belmont (County of) Health Systems
  (East Ohio Regional Hospital);
  Refunding and Improvement RB
  5.80%, 01/01/18                           800       645,536
-------------------------------------------------------------
Fairfield (City of) Economic
  Development (Beverly Enterprises
  Inc.); Refunding Series RB
  8.50%, 01/01/03                           110       112,971
-------------------------------------------------------------
Madison (County of) (Madison County
  Hospital Project); Hospital
  Improvement Refunding Series RB
  6.25%, 08/01/18                         1,000       880,930
-------------------------------------------------------------
  6.40%, 08/01/28                         1,000       868,280
-------------------------------------------------------------
Ohio (State of) (CSC Limited Project);
  Solid Waste RB
  8.50%, 08/01/22(a)                      1,860     1,763,931
-------------------------------------------------------------
                                                    4,271,648
-------------------------------------------------------------

PENNSYLVANIA-13.86%

Allegheny (County of) Hospital
  Development Authority (Villa St.
  Joseph of Baden); Health Care
  Facilities RB
  6.00%, 08/15/28                         1,000       833,250
-------------------------------------------------------------
Berks (County of) Municipal Authority
  (Phoebe-Devitt Homes Project);
  Refunding Series A1 RB
  5.50%, 05/15/11                           250       222,092
-------------------------------------------------------------
Chartiers Valley Industrial &
  Commercial Development Authority
  (Asbury Health Center); First
  Mortgage Refunding Series RB
  6.38%, 12/01/19                         1,000       894,540
-------------------------------------------------------------
Columbia (County of) Hospital Authority
  (Bloomsburg Hospital Project); Health
  Care RB
  5.85%, 06/01/24                         1,000       807,610
-------------------------------------------------------------
  5.90%, 06/01/29                           350       278,866
-------------------------------------------------------------
Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community);
  Senior Living Facilities RB
  6.25%, 08/15/29                           750       658,837
-------------------------------------------------------------
Cumberland (County of) Industrial
  Development Authority (Woods Cedar
  Run); First Mortgage Refunding Series
  A RB
  6.50%, 11/01/18                         1,000       885,040
-------------------------------------------------------------
Lancaster (County of) Hospital
  Authority (Saint Anne's Home Health
  Center); RB
  6.63%, 04/01/28                         1,000       898,180
-------------------------------------------------------------
Montgomery (County of) Higher Education
  & Health Authority (Philadelphia
  Geriatric Center); Series A RB
  7.38%, 12/01/30                         1,340     1,274,809
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Montgomery (County of) Higher Education
  & Health Authority (Temple Continuing
  Care Center); RB
  6.63%, 07/01/19                        $1,250   $ 1,125,275
-------------------------------------------------------------
  6.75%, 07/01/29                           460       409,400
-------------------------------------------------------------
Philadelphia (City of) Hospital &
  Higher Education Facilities Authority
  (Chestnut Hill College); RB
  6.00%, 10/01/29                           500       450,815
-------------------------------------------------------------
                                                    8,738,714
-------------------------------------------------------------

SOUTH CAROLINA-0.79%

South Carolina (State of) Jobs and
  Economic Development Authority
  (Palmetto Health Alliance); Hospital
  Facilities Improvement Series A RB
  7.38%, 12/15/21                           500       496,445
-------------------------------------------------------------

TEXAS-8.92%

Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities:
  Series 1998 A RB
  5.88%, 11/15/18                         1,000       848,410
-------------------------------------------------------------
  Series 1999 RB
  5.88%, 11/15/18                           450       381,384
-------------------------------------------------------------
  6.00%, 11/15/29                           550       457,132
-------------------------------------------------------------
Atlanta (City of) Hospital Authority
  (Hospital Facility); RB
  6.70%, 08/01/19                           500       460,875
-------------------------------------------------------------
Austin (City of) (Bergstrom Landhost
  Enterprises Inc.); Airport Hotel
  Series A Senior RB
  6.75%, 04/01/27                         1,000       918,650
-------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series A RB
  7.25%, 05/01/16                           200       199,794
-------------------------------------------------------------
Matagorda (County of) NAV District #1
  (Reliant Energy Project); Refunding
  Series B RB
  5.95%, 05/01/30(a)                        500       446,460
-------------------------------------------------------------
Meadow Parc Development Inc. (Meadow
  Parc Apartments Project); Multifamily
  Housing RB
  6.50%, 12/01/30                         1,000       919,510
-------------------------------------------------------------
Woodhill Public Facilities Corp.
  (Woodhill Apartments Project);
  Housing Series RB
  7.50%, 12/01/29                         1,000       992,790
-------------------------------------------------------------
                                                    5,625,005
-------------------------------------------------------------

VERMONT-1.37%

Vermont Education & Health Buildings
  Financing Agency (Copley Manor
  Project); Health Care Facilities
  Series RB
  6.25%, 04/01/29                         1,000       861,910
-------------------------------------------------------------

VIRGINIA-0.74%

Hampton (City of) Redevelopment and
  Housing Authority (Olde Hampton Hotel
  Association); First Mortgage
  Refunding Series A RB
  6.50%, 07/01/16                           500       465,770
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
WISCONSIN-3.64%

Wisconsin (State of) Health and
  Educational Facilities Authority RB:
  Attic Angel Community Inc.;
  5.75%, 11/15/27                        $1,000   $   806,400
-------------------------------------------------------------
  FH Healthcare Development Inc.;
  6.25%, 11/15/20                           750       669,923
-------------------------------------------------------------
  St. Camillus Health Center;
  5.75%, 07/01/28                           500       402,015
-------------------------------------------------------------
  United Lutheran Home;
  5.70%, 03/01/28                           525       418,929
-------------------------------------------------------------
                                                    2,297,267
-------------------------------------------------------------
    Total Long-Term Municipal
      Obligations (Cost $64,508,301)               58,601,835
-------------------------------------------------------------

SHORT-TERM MUNICIPAL
  OBLIGATIONS-5.86%(d)

CONNECTICUT-2.51%

Connecticut (State of) Development
  Authority (Weekly-Corporate
  Independent Living Project); Health
  Care VRD Series RB (LOC-Chase
  Manhattan)
  3.75%, 07/01/15                           714       714,000
-------------------------------------------------------------
Connecticut (State of) Special Tax
  Obligation (JP Morgan PUTTERS); VRD
  Series 114 1999 A RB
  3.81%, 10/01/09(e)                        870       870,000
-------------------------------------------------------------
                                                    1,584,000
-------------------------------------------------------------

DELAWARE-0.63%

University of Delaware, VRD Series RB
  3.90%, 11/01/23                           400       400,000
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
FLORIDA-0.54%

Capital Trust Agency (Community Loan
  Program); Multifamily Housing VRD
  Series 1999 B RB
  4.00%, 12/01/32(f)                     $  337   $   337,000
-------------------------------------------------------------

GEORGIA-0.86%

Dekalb Private Hospital Authority
  (Egleston Children's Hospital at
  Emory University); VRD Series 1994 A
  RAN (LOC-Suntrust Bank)
  3.85%, 03/01/24                           540       540,000
-------------------------------------------------------------

ILLINOIS-0.77%

Illinois Health Facilities Authority
  (Resurrection Health Care); VRD
  Series 1999 B RB
  3.95%, 05/15/29                           485       485,000
-------------------------------------------------------------

PENNSYLVANIA-0.13%

York (City of) General Authority;
  Pooled Financing Sub. VRD Series 96 B
  RB
  3.95%, 09/01/26(f)                         84        84,000
-------------------------------------------------------------

TEXAS-0.42%

Bexar (County of) Housing Finance
  Authority (Fountainhead Apartments);
  Multifamily Refunding VRD Series RB
  3.90%, 09/15/26(f)                        262       262,000
-------------------------------------------------------------
    Total Short-Term Municipal
      Obligations (Cost $3,692,000)                 3,692,000
-------------------------------------------------------------
TOTAL INVESTMENTS-98.81% (Cost
  $68,200,301)                                     62,293,835
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.19%                   749,494
-------------------------------------------------------------
NET ASSETS-100.00%                                $63,043,329
=============================================================

Investment Abbreviations:

IDR     - Industrial Development Revenue Bonds
GO      - General Obligation Bonds
LOC     - Letter of Credit
PUTTERS - Putable Tax Exempt Receipts
RAN     - Revenue Anticipation Notes
RB      - Revenue Bonds
Sub.    - Subordinated
VRD     - Variable Rate Demand

Notes to Schedule of Investments:

(a) Security subject to the alternative minimum tax.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d) Demand security; payable upon demand by the Fund at specified time intervals no greater than seven calendar days' notice. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/00.
(e) The fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include variable rate instruments. These instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest. Because synthetic municipal instruments involve a trust and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
(f) Secured by bond insurance provided by one of the following companies: AMBAC, FGIC, FSA or MBIA.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

ASSETS:

Investments, at market value (cost
  $68,200,301)                             $   62,293,835
---------------------------------------------------------
Cash                                                1,626
---------------------------------------------------------
Receivables for:
  Investments sold                                111,185
---------------------------------------------------------
  Capital stock sold                              503,957
---------------------------------------------------------
  Interest                                      1,215,594
---------------------------------------------------------
  Amount due from advisor                          19,456
---------------------------------------------------------
Investment for deferred compensation plan           9,783
---------------------------------------------------------
Other assets                                       30,937
---------------------------------------------------------
    Total assets                               64,186,373
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           853,586
---------------------------------------------------------
  Capital stock reacquired                         57,097
---------------------------------------------------------
  Dividends                                       147,217
---------------------------------------------------------
  Deferred compensation plan                        9,783
---------------------------------------------------------
Accrued administrative services fees                4,235
---------------------------------------------------------
Accrued transfer agent fees                         3,455
---------------------------------------------------------
Accrued distribution fees                          48,943
---------------------------------------------------------
Accrued operating expenses                         18,728
---------------------------------------------------------
    Total liabilities                           1,143,044
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   63,043,329
=========================================================

NET ASSETS:

Class A                                    $   38,645,407
=========================================================
Class B                                    $   20,298,218
=========================================================
Class C                                    $    4,099,704
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   4,430,151
=========================================================
Class B:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   2,327,269
=========================================================
Class C:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                     469,964
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $         8.72
---------------------------------------------------------
  Offering price per share:
  (Net asset value of $8.72 divided
  by 95.25%)                               $         9.15
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $         8.72
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $         8.72
=========================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 2000

INVESTMENT INCOME:

Interest income                              $ 4,312,230
--------------------------------------------------------

EXPENSES:

Advisory fees                                    400,884
--------------------------------------------------------
Administrative services fees                      56,591
--------------------------------------------------------
Custodian fees                                     4,405
--------------------------------------------------------
Directors fees                                     6,460
--------------------------------------------------------
Distribution fees -- Class A                     111,983
--------------------------------------------------------
Distribution fees -- Class B                     178,459
--------------------------------------------------------
Distribution fees -- Class C                      41,746
--------------------------------------------------------
Transfer agent fees                               35,049
--------------------------------------------------------
Registration and filing fees                     112,221
--------------------------------------------------------
Other                                             76,605
--------------------------------------------------------
    Total expenses                             1,024,403
--------------------------------------------------------
Less: Fee waivers and expense
  reimbursements                                (519,765)
--------------------------------------------------------
    Expenses paid indirectly                        (727)
--------------------------------------------------------
    Net expenses                                 503,911
--------------------------------------------------------
Net investment income                          3,808,319
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                       (3,732,037)
--------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities     (5,956,529)
--------------------------------------------------------
Net gain (loss) on investment securities      (9,688,566)
--------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(5,880,247)
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2000 and 1999

                                                                 2000          1999
                                                              -----------   -----------
OPERATIONS:

  Net investment income                                       $ 3,808,319   $ 2,386,340
---------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities   (3,732,037)          634
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (5,956,529)       27,086
---------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                              (5,880,247)    2,414,060
---------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (2,644,268)   (1,942,603)
---------------------------------------------------------------------------------------
  Class B                                                        (924,064)     (343,532)
---------------------------------------------------------------------------------------
  Class C                                                        (215,599)      (78,427)
---------------------------------------------------------------------------------------

NET CAPITAL STOCK TRANSACTIONS:

  Class A                                                      (4,438,767)   31,696,998
---------------------------------------------------------------------------------------
  Class B                                                       8,998,851    11,184,663
---------------------------------------------------------------------------------------
  Class C                                                       1,710,760     2,281,041
---------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                   (3,393,334)   45,212,200
---------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          66,436,663    21,224,463
---------------------------------------------------------------------------------------
  End of period                                               $63,043,329   $66,436,663
=======================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $72,624,428   $66,355,245
---------------------------------------------------------------------------------------
  Undistributed net investment income                              68,799        42,750
---------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                 (3,743,432)      (11,395)
---------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (5,906,466)       50,063
---------------------------------------------------------------------------------------
                                                              $63,043,329   $66,436,663
=======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM High Income Municipal Fund (the "Fund"). The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. The investment objective of the Fund is to achieve a high level of current income that is exempt from federal income taxes.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors, or persons designated by the Board of Directors, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
         The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 89% of the Fund's investment portfolio at the end of the period.
B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis. On March 31, 2000, undistributed net investment income was increased by $1,661 and paid-in capital was decreased by $1,661 as a result of differing book/tax adjustments and a reclassification of nondeductible organizational expenses. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code. The Fund has a capital loss carryforward of $1,007,290 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2008.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $500 million, plus 0.50% of the next $500 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to limit the Fund's expenses

(exclusive of brokerage commissions, taxes, interest, extraordinary items and increases for indirect credits (if any)) to the annual rate of 0.55%, 1.30% and 1.30% of the average daily net assets of the Fund's Class A, Class B and Class C, shares, respectively. During the year ended March 31, 2000, AIM waived advisory fees and reimbursed expenses of $519,765.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2000, AIM was paid $56,591 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. For the year ended March 31, 2000, AFS was paid $19,405 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended March 31, 2000, the Class A shares, Class B shares and Class C shares paid AIM Distributors $111,983, $178,459 and $41,746, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $73,191 from the sales of Class A shares of the Fund during the year ended March 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended March 31, 2000, AIM Distributors received $77,143 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the year ended March 31, 2000, the Fund paid legal fees of $3,771 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to directors who are not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INDIRECT EXPENSES

During the year ended March 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $727 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $727 during the year ended March 31, 2000.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2000, the fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 2000 was $36,846,568 and $32,445,378, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $   116,757
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,023,223)
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(5,906,466)
=========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 2000 and 1999 were as follows:

                                                                          2000                           1999
                                                              ----------------------------    --------------------------
                                                                SHARES           AMOUNT         SHARES         AMOUNT
                                                              ----------      ------------    ----------    ------------
Sold:
  Class A                                                      2,912,871      $ 27,305,711     4,375,932    $ 44,035,445
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,583,616        14,795,377     1,198,092      12,077,378
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        349,542         3,330,532       299,455       3,014,253
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        161,117         1,500,788       111,621       1,125,789
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         53,062           488,068        18,956         191,064
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         14,157           130,348         4,580          46,173
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (3,579,016)      (33,245,266)   (1,332,330)    (13,464,236)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (689,244)       (6,284,594)     (107,492)     (1,083,779)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (194,287)       (1,750,120)      (77,415)       (779,385)
------------------------------------------------------------------------------------------------------------------------
                                                                 611,818      $  6,270,844     4,491,399    $ 45,162,702
========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during each of the years in the two-year period ended March 31, 2000 and the period January 2, 1998 (date operations commenced) through March 31, 1998.

                                                                         CLASS A
                                                              -----------------------------
                                                               2000       1999       1998
                                                              -------    -------    -------
Net asset value, beginning of period                          $ 10.04    $  9.99    $ 10.00
------------------------------------------------------------  -------    -------    -------
Income from investment operations:
  Net investment income                                          0.56       0.54       0.11
------------------------------------------------------------  -------    -------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.32)      0.05      (0.01)
------------------------------------------------------------  -------    -------    -------
    Total from investment operations                            (0.76)      0.59       0.10
------------------------------------------------------------  -------    -------    -------
Less distributions from net investment income                   (0.56)     (0.54)     (0.11)
============================================================  =======    =======    =======
Net asset value, end of period                                $  8.72    $ 10.04    $  9.99
============================================================  =======    =======    =======
Total return(a)                                                 (7.79)%     6.01%      1.04%
============================================================  =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $38,645    $49,570    $17,787
============================================================  =======    =======    =======
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.50%(b)   0.29%      0.25%(c)
------------------------------------------------------------  -------    -------    -------
  Without fee waivers and/or expense reimbursements              1.28%(b)   1.29%      1.65%(c)
============================================================  =======    =======    =======
Ratio of net investment income to average net assets             5.95%(b)   5.41%      4.80%(c)
============================================================  =======    =======    =======
Portfolio turnover rate                                            51%        30%        21%
============================================================  =======    =======    =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $44,793,328.
(c) Annualized.

                                                                         CLASS B                        CLASS C
                                                              -----------------------------    --------------------------
                                                               2000       1999       1998       2000      1999      1998
                                                              -------    -------    -------    ------    ------    ------
Net asset value, beginning of period                          $ 10.04    $  9.99    $ 10.00    $10.04    $ 9.99    $10.00
------------------------------------------------------------  -------    -------    -------    ------    ------    ------
Income from investment operations:
  Net investment income                                          0.48       0.47       0.09      0.48      0.47      0.09
------------------------------------------------------------  -------    -------    -------    ------    ------    ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.32)      0.04      (0.01)    (1.32)     0.04     (0.01)
------------------------------------------------------------  -------    -------    -------    ------    ------    ------
    Total from investment operations                            (0.84)      0.51       0.08     (0.84)     0.51      0.08
------------------------------------------------------------  -------    -------    -------    ------    ------    ------
Less distributions from net investment income                   (0.48)     (0.46)     (0.09)    (0.48)    (0.46)    (0.09)
============================================================  =======    =======    =======    ======    ======    ======
Net asset value, end of period                                $  8.72    $ 10.04    $  9.99    $ 8.72    $10.04    $ 9.99
============================================================  =======    =======    =======    ======    ======    ======
Total return(a)                                                 (8.54)%     5.23%      0.81%    (8.54)%    5.23%     0.79%
============================================================  =======    =======    =======    ======    ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                     $20,298    $13,850    $ 2,699    $4,100    $3,017    $  738
============================================================  =======    =======    =======    ======    ======    ======
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.26%(b)   1.04%      1.00%(c)  1.26%(b)  1.04%     1.00%(c)
------------------------------------------------------------  -------    -------    -------    ------    ------    ------
  Without fee waivers and/or expense reimbursements              2.04%(b)   2.04%      2.44%(c)  2.04%(b)  2.04%     2.44%(c)
============================================================  =======    =======    =======    ======    ======    ======
Ratio of net investment income to average net assets             5.19%(b)   4.66%      4.05%(c)  5.19%(b)  4.66%     4.05%(c)
============================================================  =======    =======    =======    ======    ======    ======
Portfolio turnover rate                                            51%        30%        21%       51%       30%       21%
============================================================  =======    =======    =======    ======    ======    ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $17,845,864 and $4,174,621 for Classes B and C, respectively.
(c) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM High Income Municipal Bond Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Bond Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Bond Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KMPG LLP

                       May 1, 2000
                       Houston, Texas

BOARD OF DIRECTORS                                OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                           11 Greenway Plaza
Chairman                                          Chairman                                   Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                           A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary        11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                Gary T. Crum                               Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                                 TRANSFER AGENT
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer               A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Edward K. Dunn, Jr.                               Stuart W. Coco                             Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President
Formerly Vice Chairman and President,                                                        CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox
President, Mercantile Bankshares                  Vice President                             The Bank of New York
                                                                                             90 Washington Street
Jack Fields                                       Karen Dunn Kelley                          11th Floor
Chief Executive Officer                           Vice President                             New York, NY 10286
Texana Global, Inc.;
Formerly Member                                   Mary J. Benson                             COUNSEL TO THE FUND
of the U.S. House of Representatives              Assistant Vice President
                                                  and Assistant Treasurer                    Ballard Spahr
Carl Frischling                                                                              Andrews & Ingersoll, LLP
Partner                                           Sheri Morris                               1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP             Assistant Vice President                   Philadelphia, PA 19103
                                                  and Assistant Treasurer
Robert H. Graham                                                                             COUNSEL TO THE DIRECTORS
President and Chief Executive Officer             Renee A. Friedli
A I M Management Group Inc.                       Assistant Secretary                        Kramer, Levin, Naftalis & Frankel LLP
                                                                                             919 Third Avenue
Prema Mathai-Davis                                P. Michelle Grace                          New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.       Assistant Secretary
                                                                                             DISTRIBUTOR
Lewis F. Pennock                                  Nancy L. Martin
Attorney                                          Assistant Secretary                        A I M Distributors, Inc.
                                                                                             11 Greenway Plaza
Louis S. Sklar                                    Ofelia M. Mayo                             Suite 100
Executive Vice President                          Assistant Secretary                        Houston, TX 77046
Hines Interests
Limited Partnership                               Lisa A. Moss                               AUDITORS
                                                  Assistant Secretary
                                                                                             KPMG LLP
                                                  Kathleen J. Pflueger                       700 Louisiana
                                                  Assistant Secretary                        Houston, TX 77002

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

(UNAUDITED)
REQUIRED FEDERAL INCOME TAX INFORMATION

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during the period ended March 31, 2000.

AIM High Income Municipal Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.5550, $0.4794 and $0.4794 per share, respectively, to shareholders during the Fund's year ended March 31, 2000. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

THE AIM FAMILY OF FUNDS--Registered Trademark--



GROWTH FUNDS                             MONEY MARKET FUNDS                     A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund               AIM Money Market Fund                  in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund               approximately $176 billion in assets for more than
AIM Capital Development Fund                                                    7.4 million shareholders, including individual
AIM Constellation Fund(1)                INTERNATIONAL GROWTH FUNDS             investors, corporate clients and financial
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund   institutions, as of March 31, 2000.
AIM Large Cap Growth Fund                AIM Asian Growth Fund                       The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund            is distributed nationwide, and AIM today is the
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(5)            eighth-largest mutual fund complex in the United
AIM Mid Cap Opportunities Fund(2)        AIM European Development Fund          States in assets under management, according to
AIM Select Growth Fund                   AIM International Equity Fund          Strategic Insight, an independent mutual fund
AIM Small Cap Growth Fund(3)             AIM Japan Growth Fund                  monitor.
AIM Small Cap Opportunities Fund(4)      AIM Latin American Growth Fund
AIM Value Fund                           AIM New Pacific Growth Fund(8)
AIM Weingarten Fund
                                         GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                    AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                    AIM Global Growth Fund
AIM Advisor Large Cap Value Fund(8)      AIM Global Trends Fund(7)
AIM Advisor Real Estate Fund
AIM Balanced Fund                        GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                     AIM Global Growth & Income Fund(8)
AIM Charter Fund                         AIM Global Utilities Fund

INCOME FUNDS                             GLOBAL INCOME FUNDS
AIM Floating Rate Fund                   AIM Emerging Markets Debt Fund(8)
AIM High Yield Fund                      AIM Global Government Income Fund(8)
AIM High Yield Fund II                   AIM Global Income Fund
AIM Income Fund                          AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund       THEME FUNDS
                                         AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Financial Services Fund
AIM High Income Municipal Fund           AIM Global Health Care Fund
AIM Municipal Bond Fund                  AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Resources Fund
AIM Tax-Free Intermediate Fund           AIM Global Telecommunications and Technology Fund(6)


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (7) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. (8) AIM Advisor Large Cap Value Fund, AIM Emerging Markets Debt Fund, AIM Global Government Income Fund, AIM Global Growth & Income Fund and AIM New Pacific Growth Fund closed to new investors on April 28, 2000. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


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